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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                January 28, 2000


                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                         1-3480               41-0423660
          --------                         ------               ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

           Schuchart Building, 918 East Divide Avenue, P.O. Box 5650,
                        Bismarck,North Dakota 58506-5650
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               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (701) 222-7900




                                       N/A
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         On January 28, 2000, MDU Resources Group, Inc. (the "Company") announced that its Board of Directors authorized the repurchase of up to 1 million shares of the Company's outstanding common stock. Timing of purchases will be dictated by market conditions. All shares repurchased will be retired and resume the status of authorized and unissued shares. Funds for the program will come from long or short-term debt securities, from internally generated funds, or other sources that become available from time to time. The program will terminate on or prior to December 31, 2001, unless extended by the Board of Directors or Finance Committee of the Board. Filed herewith as Exhibit 99 is the Company's Press Release with respect to the foregoing, which is incorporated herein by reference.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.

         (c)      Exhibits.

                     Exhibit No.                                    Description
                     ----------                                     -----------
                         99               Press Release, dated January 28, 2000



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MDU Resources Group, Inc.
                                   ---------------------------------------------
                                                     (Registrant)


                                                /s/ Warren L. Robinson
                                   ---------------------------------------------
Date:  February 11, 2000                              (Signature)
                                                   Warren L. Robinson
                                          Executive Vice President, Treasurer
                                              and Chief Financial Officer



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                            EXHIBIT INDEX


Exhibit            Description
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99                 Press Release, dated January 28, 2000